Rule 497(e)
File No. 33-66840

AMT CAPITAL FUND, INC.

HLM INTERNATIONAL EQUITY PORTFOLIO

Supplement Dated September 28, 1995
To Prospectus Dated June 13, 1995


The following information is hereby added to the prospectus.
On page 19:

With respect to purchases and sales of fund shares through brokers:
1) a broker may charge transaction fees, and 2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated.